EXHIBIT 32a.
Certification by the Chief Executive Officer Pursuant to 18 U. S. C. Section 1350, as
Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
Pursuant to 18 U.S.C. Section 1350, I, Lamberto Andreotti, hereby certify that, to the best of my knowledge, Bristol-Myers Squibb Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2015 (the Report), as filed with the Securities and Exchange Commission on April 28, 2015, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Bristol-Myers Squibb Company.

/s/ Lamberto Andreotti
Lamberto Andreotti Chief Executive Officer
April 28, 2015

E-32-1